CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     IN CONNECTION WITH THE ACCOMPANYING QUARTERLY REPORT ON FORM 10-QSB OF JITSOURCE, INC. FOR THE QUARTER ENDED JUNE 30, 2003, I, AKHEE RAHMAN,
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF JITSOURCFE, INC.
HEREBY CERTIFY PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, TO THE BEST OF MY KNOWLEDGE AND BELIEF, THAT:

     1. Such Quarterly Report on Form 10-QSB for the period ended June 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the period ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Jitsource, Inc.

Dated:  August 14, 2003

Jitsource, Inc.


By: /s/ Akhee Rahman
-------------------------------------
Chief Executive Officer and
Chief Financial Officer